Exhibit 10.2.1.6

AMENDMENT NO. 5 UNDER

CREDIT AND GUARANTEE AGREEMENT

THIS AMENDMENT NO. 5 UNDER CREDIT AND GUARANTEE AGREEMENT (this “Amendment”) is made as of the 25th day of August, 2006, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the “Company”), CALPINE HERMISTON, LLC, a Delaware limited liability company (“Calpine LLC”), CPN HERMISTON, LLC, a Delaware limited liability company (“CPN LLC”), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the “Hermiston Partnership” and, together with Calpine LLC and CPN LLC, the “Guarantors”), the lenders party hereto (the “Lenders”), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended on September 12, 2003, on January 13, 2004, on March 5, 2004, and on March 15, 2006, and as may be further amended from time to time, the “Credit Agreement”), pursuant to which the Company borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009 (the “Term Loans”);

WHEREAS, on December 20, 2005, Calpine Corporation (“Calpine”) and certain of its controlled subsidiaries, including, among others, Calpine Operating Services Company, Inc. and Calpine Energy Services, L.P. (“CES”), filed a voluntary proceeding for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Proceeding”);

WHEREAS, CES, the Company and certain of the Company’s subsidiaries are parties to the Index Based Gas Sale and Power Purchase Agreement dated as of August 14, 2003, as amended (the “PPA”), pursuant to which the Company purchases natural gas from CES for its power generating facilities, and CES purchases power generated by the facilities from the Company;

WHEREAS, on November 1, 2005, as permitted under the Credit Agreement, the Company used net proceeds of approximately $210 million from the sale of one of its facilities to make a prepayment to CES for gas under the PPA (the “Gas Prepay Transaction”);

WHEREAS, ordinarily under the PPA, the cost of gas consumed by the Company’s facilities is offset against the cost of power generated by the facilities, with CES paying the Company only the net amount due, such payments generally being made on the 25th of each month for services provided during the prior month; however, due to the Gas Prepay Transaction, CES was obligated for a period of time to pay the full cost for the power under the PPA, without offset, which resulted in larger than usual payments owing to the Company under the PPA;

WHEREAS, CES failed to timely make a number of payments owing to the Company under the PPA, including: (i) certain payments in respect of periods prior to the filing of the Proceeding which are unrelated to the Gas Prepay Transaction, the aggregate amount of which is approximately $25.3 million (the “Pre-Proceeding PPA Payment Defaults”) and (ii) certain payments in respect of periods prior to and periods following the filing of the Proceeding which are related to the Gas Prepay Transaction, the aggregate amount of which is approximately $218 million, $210 million of which represents the principal amount of the Gas Prepay Transaction, and $8 million of which represents the premium to the Company associated with the Gas Prepay Transaction (the “Gas Prepay PPA Payment Defaults”);

WHEREAS, the Gas Prepay PPA Payment Defaults include payment defaults for amounts due in December 2005, January 2006 and February 2006 (together, the “December through February PPA Payment Defaults”) and a payment default for amounts due in March 2006 (the “March PPA Payment Default”);

WHEREAS, pursuant to a waiver request by the Company, commenced as of February 22, 2006, amended and restated as of March 10, 2006, and completed as of March 13, 2006, the Requisite Lenders waived the Specified Defaults (as defined in the Waiver Agreement referred to below) resulting from the Pre-Proceeding PPA Payment Defaults and the December through February PPA Payment Defaults, by a Waiver Agreement, dated as of March 15, 2006, among the Company, the Guarantors, the Lenders named as signatories thereto, and the Administrative Agent (the “March 2006 Waiver”);

WHEREAS, pursuant to a waiver request, commenced as of June 6, 2006 and completed as of June 9, 2006 , the Requisite Lenders waived the Specified Defaults (as defined in the Waiver Agreement referred to below) resulting from the March PPA Payment Default, by a Waiver Agreement, dated as of June 9, 2006, among the Company, the Guarantors, the Lenders, and the Administrative Agent (as amended, the “June 2006 Waiver”);

WHEREAS, Section 4 of the June 2006 Waiver provides that the June 2006 Waiver shall cease to be effective if (i) the Company, the Guarantors, the Lenders and the Administrative Agent (if required under the terms of the Term Loan Documents) shall not have reached agreement regarding the assumption, whether on amended terms or otherwise, of the PPA in the Proceeding on or before August 4, 2006 or (ii) the Company shall not have delivered to the financial advisor specified in the June 2006 Waiver, subject to execution of an appropriate and mutually agreed upon confidentiality agreement, on or prior to June 19, 2006, the analysis of cash flows for the Company’s facilities under the PPA prepared by PA Consulting Group, Inc. (the “PA Report”);

WHEREAS, the Company delivered the PA Report on June 19, 2006 in satisfaction of Section 4(ii) of the June 2006 Waiver;

WHEREAS, the August 4, 2006 deadline contained in Section 2.4 of the June 2006 Waiver was extended by the Lenders and the Holders to August 25, 2006 pursuant to those Amendments to Waiver Agreements dated as of August 4, 2006 and August 11, 2006;

WHEREAS, pursuant to an amendment request commenced as of August 22, 2006, the Company and Guarantors proposed this Amendment to the Credit Agreement in satisfaction of Section 4(i) of the June 2006 Waiver, and pursuant to which (subject to the satisfaction of the terms and conditions contained herein) the June 2006 Waiver will become a permanent waiver of the Defaults and Events of Default waived therein; and

WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent now wish to amend the Credit Agreement in certain respects, as hereinafter provided.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

2.            Motion to Assume the PPA. Subject to Section 5(a), the Company shall cause CES to file in the Proceeding, on or prior to September 12, 2006, a motion to assume the PPA pursuant to Section 365 of the United States Bankruptcy Code on its current terms, as the same may be amended in accordance with the Credit Agreement, and to pursue such motion diligently and in good faith.

3.            Settlement Agreement with CES. The Company will enter into, and will cause CES to enter into, a Settlement Agreement, substantially in the form attached hereto as Exhibit A, setting forth their agreement regarding the treatment in the Proceeding of the Company’s claim against CES in respect of the PPA Payment Defaults.

4.	Amendments.

(a)   Section 5.05 (Restricted Payments) of the Credit Agreement is hereby amended by deleting clause (A) from the last paragraph of such Section and replacing it with the following:

“(A) such Restricted Payment is made following the end of any calendar month from Excess Cash Flow generated by the Company during the period from the date of this Agreement to the end of such month less the sum of (i) interest and amortization (as applicable) on the Notes and the Term Loans accrued through the end of such month (to the extent not otherwise deducted in determining Excess Cash Flow for such period) plus (ii) until the date of the consummation of Calpine Corporation’s plan of reorganization in the Proceeding, an amount equal to $5,000,000 and”

(b)   Section 5.01 (Reports) of the Credit Agreement is hereby amended by deleting paragraphs (a), (i), (ii) and (b) of such Section and replacing them in their entirety by the following:

“(a)        So long as any Term Loan Obligations are outstanding, the Company shall furnish to the Administrative Agent unaudited quarterly financial statements of the Company certified by an Officer of the Company, and audited annual financial statements of the Company (which annual financial statements shall include a report thereon from the Company’s certified independent accountants), in each case prepared in accordance with GAAP and accompanied by management’s discussion and analysis of the results of operations, within the following time periods: (i) during the pendency of the Proceeding, within 45 days after Calpine Corporation actually files its quarterly and annual reports, respectively, with the SEC; and (ii) after the date of the consummation of Calpine Corporation’s plan of reorganization in the Proceeding, within 30 days after Calpine Corporation is required to file its quarterly and annual reports, respectively, with the SEC.”

(c)   Section 1.01 is amended to incorporate the amendments to Section 1.01 of the Indenture set forth in the supplemental indenture, the form of which is attached hereto as Exhibit B (the “Supplemental Indenture”).

5.	Conditions.

(a)   Subject to subsection (b) below, this Amendment shall be effective on the first date that all of the following conditions shall have been satisfied (the “Effective Date”):

(i)           the Company, the Lenders, the Guarantors named as signatories hereto and the Administrative Agent shall have executed and delivered their respective counterparts of this Amendment;

(ii)          the Company shall have paid to the Administrative Agent, in cash or other immediately available funds, reimbursement of all outstanding fees and expenses of the Administrative Agent owing under Section 13.02 of the Credit Agreement as well as all other fees owing to the Administrative Agent arising under this Amendment, the Credit Agreement, the June 2006 Waiver or any other agreement;

(iii)        the Supplemental Indenture shall have become effective concurrently with this Amendment provided, that any conditions to effectiveness or consideration made available to the Holders of Notes for such Supplemental Indenture shall be made available to the Administrative Agent and the Lenders as conditions to effectiveness of, or as consideration for, this Amendment.; and

(iv)         the conditions specified in the Credit Agreement which are applicable to this Amendment shall have been satisfied.

(b)   The obligations of the Company under Section 2 of this Amendment and the effectiveness of Section 4 hereof are conditioned upon the holders of the Redeemable Preferred Shares of CCFC Preferred Holdings, LLC having agreed to an amendment to the Second Amended and Restated Limited Liability Company Operating Agreement of CCFC Preferred Holdings, LLC, dated as of October 14, 2005, which corresponds in form and substance to the amendments contained in Section 4 of this Amendment (as applicable) or is otherwise satisfactory to the Company in its sole discretion.

(c)   The effectiveness of Section 4 of this Amendment is subject to the satisfaction of the further condition that an order of the bankruptcy court approving CES’ assumption of the PPA shall have been entered in the Proceeding and become final and non-appealable on or prior to November 13, 2006.

6.            Representations and Warranties. The Company and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by the Company or such Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (b) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or such Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company or such Guarantor, as applicable, is a party or by which the Company or such Guarantor, as applicable, is bound; and (c) no Default or Event of Default under the Credit Agreement exists and is continuing.

7.            Continuing Effect of the Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company or the Guarantors under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 5 hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and modified hereby.

8.            Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

9.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

10.          Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

11.          Administrative Agent’s Expense. Without limiting any of the Administrative Agent’s rights, or any of the Company’s obligations under Section 13.02 of the Credit Agreement, the Company hereby agrees to promptly reimburse the Administrative Agent for all reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement or any document, instrument, agreement delivered pursuant to this Agreement.

12.          Preservation of Prior Representations. Notwithstanding anything herein to the contrary, all agreements, admissions, affirmations, representations, ratifications and releases by the Company and each Guarantor made in the Waiver Agreement dated March 15, 2006, including, but not limited to, those in Sections 6 and 8 thereof, are expressly confirmed and preserved.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CALPINE CONSTRUCTION FINANCE

COMPANY, L.P.

By:	/s/ Zamir Rauf
Name: Zamir Rauf
Title: Vice President

CALPINE HERMISTON, LLC

By:	/s/ Zamir Rauf
Name: Zamir Rauf
Title: Vice President

CPN HERMISTON, LLC

By:	/s/ Zamir Rauf
Name: Zamir Rauf
Title: Vice President

HERMISTON POWER PARTNERSHIP

By:	/s/ Zamir Rauf
Name: Zamir Rauf
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Administrative Agent, Sole Lead Arranger, Syndication Agent and a Lender

By:	/s/ James V. Balcom
Name: James V. Balcom
Title: Authorized Signatory

GOLDMAN SACHS

CREDIT PARTNERS L.P.

CONSENTING LENDER:

NORTHWOODS CAPITAL VI, LIMITED

BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

CONSENTING LENDER:

BEAR STEARNS INVESTMENT

PRODUCTS INC.

By:	/s/ Jon Weiss
Name: Jon Weiss
Title: Authorized Signatory

CONSENTING LENDER:

Carlyle Loan Investment, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CONSENTING LENDER:

CITIBANK, N.A.

By:	/s/ Thomas A. Neville
Name: Thomas A. Neville
Title: Attorney-in-Fact

CONSENTING LENDER:

CDL LOAN FUNDING LLC

By:	/s/ Thomas Anthony Neville
Name: Thomas AnthonyNeville
Title: Authorized Signatory

CONSENTING LENDER:

CYPRESS POINT TRADING LLC

By:	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

CONSENTING LENDER:

SEMINOLE FUNDING LLC

By:	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

CONSENTING LENDER:

WatchTower CLO I PLC

By:	Citadel Limited Partnership,
Collateral Manager
By:	Citadel Investment Group, L.L.C.,

its General Partner

By:	/s/ Christopher L. Ramsay
Name: Christopher L. Ramsay
Title: Director and
Associate General Counsel

CONSENTING LENDER:

Grand Central Asset Trust, SIL Series

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

CONSENTING LENDER:

Highland Floating Rate Advantage Fund

By:	/s/ Joe Dougherty
Name: Joe Dougherty
Title: Senior Vice President

CONSENTING LENDER:

ROBSON TRUST

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

ATRIUM CDO

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

CSAM FUNDING I

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

CSAM FUNDING II

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

CSAM FUNDING III

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

FIRST DOMINION FUNDING II

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

CONSENTING LENDER:

Highland Floating Rate LLC

By:	/s/ Joe Dougherty
Name: Joe Dougherty
Title: Senior Vice President

CONSENTING LENDER:

ELF Funding Trust I

By:	Highland Capital Managing, L.P.,
as Collateral Manager
By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name: Brian Lohrding
Title: General Partner of Highland
Capital Management, L.P.

CONSENTING LENDER:

By:	/s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President and
Assistant Treasurer

Approved by
Law Dept
By:	MPC
Date:	8-23-06

CONSENTING LENDER:

MERRILL LYNCH CREDIT PRODUCTS,

LLC

By:	/s/ Neyda Darias
Name: Neyda Darias
Title: Vice President

CONSENTING LENDER:

ADVENTIST HEALTH SYSTEM

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

MEDTRONIC INC RETIREMENT

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

METROPOLITAN WEST HIGH YIELD

BOND FUND

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: Treasurer

CONSENTING LENDER:

METROPOLITAN WEST TOTAL

RETURN BOND FUND

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: Treasurer

CONSENTING LENDER:

NEW JERSEY TRANSIT

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

SEI INSTITUTIONAL MANAGED

TRUST HIGH YIELD BOND FUND

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

ILLINOIS STATE UNIVERSITIES

RETIREMENT SYSTEM

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

THE NORTHERN CALIFORNIA NEWS

MEDIA GUILD RETIREMENT PLAN

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

SEI INSTITUTIONAL INVESTMENT

TRUST HIGH YIELD

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

WESTGATE STRATEGIC INCOME

FUND

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: Director

CONSENTING LENDER:

SEI GLOBAL MASTER FUND – HIGH

YIELD

By:	/s/ Joseph Hattesohl
Name: Joseph Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

CONSENTING LENDER:

REDWOOD MASTER FUND LTD

By:	/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Director

CONSENTING LENDER:

CASTLERIGG MASTER INVESTMENTS

By:	/s/ Kenneth [Illegible]
Name: Senior Managing Director
Title: Kenneth [Illegible]

CONSENTING LENDER:

Field Point I., Ltd.

By:	/s/ Frederick H. Fogal
Name: Frederick H. Fogal
Title: Authorized Signatory

CONSENTING LENDER:

Field Point II., Ltd.

By:	/s/ Frederick H. Fogal
Name: Frederick H. Fogal
Title: Authorized Signatory

CONSENTING LENDER:

SIL LOAN FUNDING LLC

By:	/s/ Jose Mazorga
Name: Jose Mazorga
Title: Officer

CONSENTING LENDER:

STONEHILL INSTITUTIONAL

PARTNERS, L.P.

By:	/s/ Peter Sisitsky
Name: Peter Sisitsky
Title: Vice President

CONSENTING LENDER:

STONEHILL OFFSHORE PARTNERS LIMITED

BY: STONEHILL CAPITAL MANAGEMENT LLC

By:	/s/ Peter Sisitsky
Name: Peter Sisitsky
Title: Vice President

EXHIBIT A

SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT (this “Agreement”) dated as of August __, 2006 between Calpine Energy Services, L.P. a Delaware limited partnership (“CES”), and Calpine Construction Finance Company, L.P. a Delaware limited partnership (“CCFC”).

WHEREAS, CCFC, CES, Hermiston Power Partnership and Brazos Energy LP are parties to that certain Index Based Gas Sale and Power Purchase Agreement dated as of August 14, 2003, as amended (the “PPA”);

WHEREAS, on or about December 20, 2005, Calpine Corporation and certain of its controlled subsidiaries, including, among others, CES, filed a voluntary proceeding (the “Proceeding”) for relief under Chapter 11 of Title 11 of the United States Code, as amended by the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005 (as so amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);

WHEREAS, CES has failed to make the payments specified on Schedule A hereto to CCFC under the PPA (the “Payment Obligations”) which resulted in Events of Default under the PPA (the “Specified Defaults”);

WHEREAS, after due consideration and in the exercise of its reasonable business judgment, CES is willing to assume the PPA pursuant to Section 365 of the Bankruptcy Code; and

WHEREAS, CCFC is willing to settle and compromise its claim against CES with respect to the Payment Obligations and waive the Specified Defaults.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Assumption of the PPA. On or before September 12, 2006, CES shall file a motion with the Bankruptcy Court seeking the entry of an order approving (i) CES’s assumption of the PPA pursuant to Section 365 of the Bankruptcy Code, (ii) this Agreement and (iii) the consummation of the transactions contemplated by this Agreement (the “Approval Order”). The motion and the Approval Order shall be in form and substance reasonably satisfactory to CCFC. CES shall diligently pursue such motion in good faith and endeavor to have the Approval Order entered and become a Final Order (as defined below) no later than November 13, 2006.

2.            Effective Date. For purposes of this Agreement, (i) “Final Order” shall mean an order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rules 9023 and 9024 of the Federal Rules of Bankruptcy Procedure may be but has not then been filed with respect to such order shall not cause such order not to be a Final Order; and (ii) “Effective Date” shall mean the first business day after the date on which the Approval Order becomes a Final Order.

3.            Waiver of Specified Defaults and Settlement of Payment Obligations. In compromise and settlement of (i) CCFC’s claims against CES in respect of the Payment Obligations and (ii) CES’s obligation under Section 365 of the Bankruptcy Code to cure the Specified Defaults prior to assuming the PPA, effective upon the occurrence of the Effective Date:

(a)          CCFC waives the Specified Defaults for all purposes (including the continued accrual of interest under Section 6.2 of the PPA from and after the date hereof);

(b)          CCFC will have an allowed general unsecured claim (without offset, counterclaim, or defense of any kind by CES) against CES in the amount of [$256,781,133.20] (as reflected on Exhibit A) (subject to any right of set-off which CCFC may have against CES in respect of amounts owing by CCFC to CES under the PPA on or prior to the date hereof), which claim will be treated in the same manner as all other allowed general unsecured claims against CES (the “CES Claim”); and

(c)          CCFC waives the right to assert that the CES Claim is entitled to administrative priority under Sections 503(b) or 507 of the Bankruptcy Code.

4.            Release of Security. The parties hereby acknowledge, agree and confirm that those certain pledge agreements listed on Schedule B hereto pursuant to which CCFC was granted liens on various equity interests in connection with a hedging transaction entered into by CES and CCFC under the PPA as of November 7, 2005, are of no further force and effect and that the security interest of CCFC thereunder has been released and discharged for all purposes.

5.            Further Assurances. Each of CCFC and CES shall take such further action and shall execute and deliver such additional documents and instruments as may be reasonably necessary or requested to effectuate the terms and transactions contemplated by this Agreement.

6.            Termination. This Agreement shall be terminated, and be of no force and effect, if the Effective Date does not occur before November 15, 2006.

7.            Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8.            Applicable Law. This Agreement and the rights and duties of the parties hereunder will be governed by and construed, enforced and performed in accordance with the law of the State of New York. The parties acknowledge and agree that the Bankruptcy Court shall have the exclusive jurisdiction over this Agreement and that any claims arising out of or related in any manner to this Agreement shall be properly brought only before the Bankruptcy Court.

9.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.          Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CALPINE ENERGY SERVICES, L.P.

By:
Name:
Title:

CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

By:
Name:
Title:

EXHIBIT A

PAYMENTS

Payment	Amount	Due Date

Payments relating to gas pre-pay transaction
Payment for November 2005 activity	$67,109,142.04	12/27/2005
Payment for December 2005 pre-petition activity	$46,679,903.27	01/25/2006
Payment for December 2005 post-petition activity	$24,300,487.99	01/25/2006
Payment for January 2006 activity	$61,750,907.83	02/25/2006
Payment for February 2006 activity	$18,559,558.87	03/25/2006

Payments under the PPA relating to pre-petition period
Payment for November 2005 activity	$13,931,061.53	12/27/2005
Payment for December 2005 activity	$11,436,782.71	01/25/2006

Net unpaid interest accrued under the PPA in respect of the above payments	[$13,013,288.95][1]

TOTAL	[$256,781,133.20]

_________________________

1 Interest for August 21 through August 25 has been determined based on the current prime rate. Any changes in the prime rate prior to August 25 will result in a change in the interest amount.

EXHIBIT B

PLEDGE AGREEMENTS

1. Pledge and Security Agreement, dated as of November 7, 2005, by and among Calpine Auburndale Holdings, LLC, Auburndale Peaker Energy Center, LLC, and Calpine Construction Finance Company, L.P. (“CCFC”).

2. Pledge and Security Agreement, dated as of November 7, 2005, by and among Calpine Eastern Corporation, CPN Bethpage 3rd Turbine, Inc., and CCFC.

3. Pledge and Security Agreement, dated as of November 7, 2005, by and among Calpine Eastern Corporation, TBG Cogen Partners, and CCFC.

4. Pledge and Security Agreement, dated as of November 7, 2005, by and among GEC Bethpage Inc., TBG Cogen Partners, and CCFC.

5. Pledge and Security Agreement, dated as of November 7, 2005, by and among JMC Bethpage, Inc., TBG Cogen Partners, and CCFC.

6. Pledge and Security Agreement, dated as of November 7, 2005, by and among Calpine Development Holdings, Inc., Hillabee Energy Center, LLC, and CCFC.

7. Pledge and Security Agreement, dated as of November 7, 2005, by and among Calpine Project Holdings, Inc., Mobile Energy LLC, and CCFC.

EXHIBIT B

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE

Dated as of August 25, 2006

among

CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

CCFC FINANCE CORP.

THE GUARANTORS NAMED HEREIN

and

WILMINGTON TRUST FSB,

as Trustee

Supplementing the Indenture

Dated as of August 14, 2003

and

Amended as of September 18, 2003,

January 14, 2004, March 5, 2004 and March 15, 2006

FIFTH SUPPLEMENTAL INDENTURE, dated as of August 25, 2006 (the “Fifth Supplemental Indenture”), among Calpine Construction Finance Company, L.P., a Delaware limited partnership (the “Company”), CCFC Finance Corp., a Delaware corporation (“Finance Corp.”), the Guarantors and Wilmington Trust FSB, as trustee (the “Trustee”).

WHEREAS, the Company, Finance Corp., the Guarantors and the Trustee have executed that certain Indenture, dated as of August 14, 2003, as supplemented by that certain Supplemental Indenture, dated as of September 18, 2003, that certain Second Supplemental Indenture, dated as of January 14, 2004, that certain Third Supplemental Indenture, dated as of March 5, 2004, and that certain Fourth Supplemental Indenture, dated as of March 15, 2006 (as supplemented or amended, the “Indenture”), in connection with the co-issuance by the Company and Finance Corp. of certain Second Priority Senior Secured Floating Rate Notes due 2011 (the “Notes”);

WHEREAS, on December 20, 2005, Calpine Corporation (“Calpine”) and certain of its controlled subsidiaries, including, among others, Calpine Operating Services Company, Inc., and Calpine Energy Services, L.P. (“CES”), filed a voluntary proceeding for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Proceeding”);

WHEREAS, CES, the Company and certain of the Company’s subsidiaries are parties to the Index Based Gas Sale and Power Purchase Agreement dated as of August 14, 2003, as amended (the “PPA”), pursuant to which the Company purchases natural gas from CES for its power generating facilities, and CES purchases power generated by the facilities from the Company;

WHEREAS, on November 1, 2005, as permitted under the Indenture, the Company used net proceeds of approximately $210 million from the sale of one of its facilities to make a prepayment to CES for gas under the PPA (the “Gas Prepay Transaction”);

WHEREAS, ordinarily under the PPA, the cost of gas consumed by the Company’s facilities is offset against the cost of power generated by the facilities, with CES paying the Company only the net amount due, such payments generally being made on the 25th of each month for services provided during the prior month; however, due to the Gas Prepay Transaction, CES was obligated for a period of time to pay the full cost for the power under the PPA, without offset, which resulted in larger than usual payments owing to the Company under the PPA;

WHEREAS, CES failed to timely make a number of payments owing to the Company under the PPA, including: (i) certain payments in respect of periods prior to the filing of the Proceeding which are unrelated to the Gas Prepay Transaction, the aggregate amount of which is approximately $25.3 million (the “Pre-Proceeding PPA Payment Defaults”) and (ii) certain payments in respect of periods prior to and periods following the filing of the Proceeding which are related to the Gas Prepay Transaction, the aggregate amount of which is approximately $218 million, $210 million of which represents the principal amount of the Gas

Prepay Transaction, and $8 million of which represents the premium to the Company associated with the Gas Prepay Transaction (the “Gas Prepay PPA Payment Defaults”);

WHEREAS, the Gas Prepay PPA Payment Defaults include payment defaults for amounts due in December 2005, January 2006 and February 2006 (together, the “December through February PPA Payment Defaults”) and a payment default for amounts due in March 2006 (the “March PPA Payment Default” );

WHEREAS, pursuant to a consent solicitation by the Company and Finance Corp., commenced as of February 22, 2006, amended and restated as of March 10, 2006, and completed as of March 13, 2006, the Holders of at least a majority in aggregate principal amount of the Notes waived the Specified Defaults (as defined in the Waiver Agreement referred to below) resulting from the Pre-Proceeding PPA Payment Defaults and the December through February PPA Payment Defaults, by a Waiver Agreement, dated as of March 15, 2006, among the Company, Finance Corp., the Guarantors and the Trustee (the “March 2006 Waiver”);

WHEREAS, pursuant to a consent solicitation, commenced as of June 6, 2006 and completed as of June 9, 2006 , the Holders of at least a majority in aggregate principal amount of the Notes waived the Specified Defaults (as defined in the Waiver Agreement referred to below) resulting from the March PPA Payment Default, by a Waiver Agreement, dated as of June 9, 2006, among the Company, Finance Corp., the Guarantors and the Trustee (as amended, the “June 2006 Waiver”);

WHEREAS, Section 2.4 of the June 2006 Waiver provide that the June 2006 Waiver shall cease to be effective if (i) the Company, Finance Corp. and the Holders shall not have reached agreement regarding the assumption, whether on amended terms or otherwise, of the PPA in the Proceeding on or before August 4, 2006 or (ii) the Company shall not have delivered to the financial advisor to the Holders and the lenders under the Term Loan Agreement, subject to execution of an appropriate and mutually agreed upon confidentiality agreement, on or prior to June 19, 2006, the analysis of cash flows for the Company’s facilities under the PPA prepared by PA Consulting Group, Inc. (the “PA Report”);

WHEREAS, the Company delivered the PA Report on June 19, 2006 in satisfaction of Section 2.4(ii) of the June 2006 Waiver;

WHEREAS, the August 4, 2006 deadline contained in Section 2.4 of the June 2006 Waiver was extended by the lenders and the Holders to August 25, 2006 pursuant to those Amendments to Waiver Agreements dated as of August 4, 2006 and August 11, 2006;

WHEREAS, pursuant to a consent solicitation commenced as of August 22, 2006 (the “Consent Solicitation”), the Company and Finance Corp. proposed this Fifth Supplemental Indenture to the Indenture in satisfaction of Section 2.4(i) of the June 2006 Waiver, and pursuant to which (subject to the satisfaction of the terms and conditions contained herein) the June 2006 Waiver will become a permanent waiver of the Defaults and Events of Default waived therein;

WHEREAS, pursuant to Sections 6.04 and 9.02 of the Indenture, the Holders of at least a majority in aggregate principal amount of the Notes have consented to this Fifth Supplemental Indenture; and

WHEREAS, the Company and Finance Corp. have directed the Trustee to execute and deliver this Fifth Supplemental Indenture, in accordance with the terms of the Indenture.

NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained, the Company, Finance Corp., the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I.

DEFINITIONS

Section 1.1	Definition of Terms.

Unless the context otherwise requires, capitalized terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Indenture.

ARTICLE II.

THE PPA

Section 2.1       Motion to Assume the PPA. Subject to Section 3.2(b), the Company shall cause CES to file in the Proceeding, on or prior to September 12, 2006, a motion to assume the PPA pursuant to Section 365 of the United States Bankruptcy Code on its current terms, as the same may be amended in accordance with the Indenture, and to pursue such motion diligently and in good faith.

Section 2.2        Settlement Agreement with CES. The Company will enter into, and will cause CES to enter into, a Settlement Agreement, substantially in the form attached hereto as Exhibit A, setting forth their agreement regarding the treatment in the Proceeding of the Company’s claim against CES in respect of the PPA Payment Defaults.

ARTICLE III.

AMENDMENTS TO THE INDENTURE

Section 3.1	Amendments.
(a)	Section 1.01 (Definitions) of the Indenture is hereby amended as follows:

(i)           The definition of “Change of Control” is amended by adding the following proviso at the end of paragraph (2) thereof:

“; provided that the consummation of a plan of reorganization in the Proceeding shall not be deemed to result in a Change of Control.”

(ii)          The definition of “Fixed Charges” is amended by deleting the words “amortization of debt issuance costs and original issue discount,” in the second line of paragraph (1) thereof.

(iii)        The following new definition is added to Section 1.01 in the appropriate alphabetical order:

“Proceeding” means the Chapter 11 bankruptcy case, which is jointly administered under In re Calpine Corporation, et al., Case No. 05-60200 (BRL) in the United States Bankruptcy Court for the Southern District of New York,

(b)          Section 4.03 (Reports) of the Indenture is hereby amended by deleting the first paragraph, paragraphs (1) and (2), and the fourth paragraph of such Section and replacing them in their entirety by the following:

“So long as any Notes are outstanding, the Company will furnish to the Holders unaudited quarterly financial statements of the Company certified by an Officer of the Company, and audited annual financial statements of the Company (which annual financial statements shall include a report thereon from the Company’s certified independent accountants), in each case prepared in accordance with GAAP and accompanied by management’s discussion and analysis of the results of operations, within the following time periods: (1) during the pendency of the Proceeding, within 45 days after Calpine Corporation actually files its quarterly and annual reports, respectively, with the SEC; and (2) after the date of the consummation of Calpine Corporation’s plan of reorganization in the Proceeding, within 30 days after Calpine Corporation is required to file its quarterly and annual reports, respectively, with the SEC.”

(c)          Section 4.07 (Restricted Payments) of the Indenture is hereby amended by deleting clause (A) from the last paragraph of such Section and replacing it with the following:

“(A) such Restricted Payment is made following the end of any calendar month from Excess Cash Flow generated by the Company during the period from the date of this Indenture to the end of such month less the sum of (i) interest and amortization (as applicable) on the Notes and the Term Loans accrued through the end of such month (to the extent not otherwise deducted in determining Excess Cash Flow for such period) plus (ii) until the date of the consummation of Calpine Corporation’s plan of reorganization in the Proceeding, an amount equal to $5,000,000 and”

Section 3.2	Conditions.

(a)          Subject to subsection (b), this Fifth Supplemental Indenture shall be effective on the first date that all of the following conditions shall have been satisfied (the “Effective Date”):

(i)           the Company and the Guarantors having executed and delivered the Supplemental Indenture;

(ii)          an amendment to the Term Loan Agreement, substantially in the form attached hereto as Exhibit B, shall have become effective concurrently with this Fifth Supplemental Indenture; provided, that any conditions to effectiveness or consideration made available to the lenders under the Term Loan Agreement for such amendment shall be made available to the Holders as conditions to effectiveness of, or as consideration for, this Supplemental Indenture;

(iii)        the Company having paid in cash or other immediately available funds (A) to the Trustee, reimbursement of all outstanding fees and expenses of the Trustee owing under the Indenture as well as other fees owing to the Trustee arising under the Solicitation and (B) the fees and expenses of the financial advisors and counsel to the Holders as provided in Section 2.5 of the June 2006 Waiver and in Section 1 of the Undertaking made and entered into as of August 11, 2006 by the Company for the benefit of the Holders, in the case of both (A) and (B), to the extent the Company has received invoices for such fees and expenses on or before August 21, 2006; and

(iv)         the conditions specified in the Indenture which are applicable to this Fifth Supplemental Indenture shall have been satisfied.

(b)          The obligations of the Company under Section 2.1 of this Fifth Supplemental Indenture and the effectiveness of Section 3.1 hereof are conditioned upon the holders of the Redeemable Preferred Shares of CCFC Preferred Holdings, LLC having agreed to an amendment to the Second Amended and Restated Limited Liability Company Operating Agreement of CCFC Preferred Holdings, LLC, dated as of October 14, 2005, which corresponds in form and substance to the amendments contained in Section 3.1 of this Fifth Supplemental Indenture (as applicable) or is otherwise satisfactory to the Company in its sole discretion.

(c)          The effectiveness of Section 3.1 of this Fifth Supplemental Indenture is subject to the satisfaction of the further conditions that (A) an order of the bankruptcy court approving CES’ assumption of the PPA shall have been entered in the Proceeding and become final and non-appealable on or prior to November 13, 2006 and (B) the fees and expenses of the financial advisors and counsel to the Holders then due and owing shall have been paid in full.

Section 3.3        Representations and Warranties. The Company, Finance Corp. and each Guarantor hereby represents and warrants to the Trustee that (a) this Fifth Supplemental Indenture has been duly authorized, executed and delivered by the Company, Finance Corp. or such Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (b) the execution and delivery of this Fifth Supplemental Indenture (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by laws or other organizational documents of the

Company, Finance Corp. or such Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company, Finance Corp. or such Guarantor, as applicable, is a party or by which the Company, Finance Corp. or such Guarantor, as applicable, is bound and (c) no Default or Event of Default under the Indenture exists and is continuing.

ARTICLE IV.

MISCELLANEOUS

Section 4.1     Interpretation. Upon execution and delivery of this Fifth Supplemental Indenture, and subject to Section 3.2, the Indenture shall be modified and amended in accordance with this Fifth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Fifth Supplemental Indenture will control. The Indenture, as modified and amended by this Fifth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Fifth Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Fifth Supplemental Indenture, shall control.

Section 4.2        The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company and Finance Corp.

Section 4.3        Certain Duties and Responsibilities of the Trustee. In entering into this Fifth Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 4.4        Counterparts. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Fifth Supplemental Indenture by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.5        Applicable Law. This Fifth Supplemental Indenture and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

Section 4.6       Preservation of Prior Representations. Notwithstanding anything herein to the contrary, all agreements, admissions, affirmations, representations, ratifications and releases by the Company and each Guarantor made in the Waiver Agreement dated March 15, 2006, including, but not limited to, those in Sections 2.5 and 3.4 thereof, are expressly confirmed and preserved.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

By:
Name:
Title:

CCFC FINANCE CORP.

By:
Name:
Title:

CALPINE HERMISTON, LLC, as a Guarantor

By:
Name:
Title:

CPN HERMISTON, LLC, as a Guarantor

By:
Name:
Title:

HERMISTON POWER PARTNERSHIP, as a Guarantor

By: Calpine Hermiston, LLC, its General Partner

By:
Name:
Title:

WILMINGTON TRUST FSB, as Trustee

By:
Name:
Title:

EXHIBIT A

SETTLEMENT AGREEMENT

EXHIBIT B

AMENDMENT TO CREDIT AGREEMENT